Financial Instrument Risk	12 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
Financial Instrument Risk	Financial Instrument Risk
The Group is exposed to various risks in relation to financial instruments. The Group’s financial assets and liabilities by category are summarised in note 21. The main types of risks are foreign exchange risk, interest rate risk, credit risk and liquidity risk.
The Group’s risk management is coordinated at its headquarters, in close cooperation with the Board, and focuses on actively securing the Group’s short to medium-term cash flows by minimising the exposure to financial markets.
The Group does not actively engage in the trading of financial assets for speculative purposes nor does it write options.
Foreign Currency Sensitivity
The Group is exposed to translation and transaction foreign currency exchange risk. Several other currencies in addition to the presentation currency of Sterling are used, including Romanian Lei (RON), Euro (EUR) and US Dollars (USD).
The Group experiences currency exchange differences arising upon retranslation of monetary items (primarily short-term inter-company balances and borrowings), which are recognised as an expense in the period the difference occurs. The Group endeavours to match the cash inflows and outflows in the various currencies; the Group typically invoices its clients in their local currency, and pays its local expenses in local currency as a means to mitigate this risk.
Foreign currency denominated financial assets and liabilities which expose the Group to currency risk are disclosed below. The amounts shown are translated into GBP at the closing rate:

June 30, 2021	GBP £‘000	EUR £‘000	USD £‘000	RON £‘000	Others £‘000	TOTAL £‘000
Financial assets	101,136	26,177	38,375	5,093	17,406	188,187
Financial liabilities	(41,448)	(9,641)	(15,666)	(53,533)	(37,948)	(158,236)
Total	59,688	16,536	22,709	(48,440)	(20,542)	29,951

June 30, 2020	GBP £‘000	EUR £‘000	USD £‘000	RON £‘000	Others £‘000	TOTAL £‘000
Financial assets	133,613	14,802	21,060	5,324	9,142	183,941
Financial liabilities	(30,012)	(7,703)	(5,885)	(37,733)	(36,083)	(117,306)
Total	103,601	7,099	15,175	(32,409)	(26,941)	66,635
The Group is also exposed to exchange differences arising from the translation of its subsidiaries' financial statements into the Group's presentation currency of Sterling with the corresponding exchange differences taken directly to equity.
The following tables illustrate the sensitivity of profit and equity in regards to the Group’s financial assets and financial liabilities and the RON/Sterling exchange rate. The RON exposure impacts the majority of the Group’s cost base. Therefore as the Sterling strengthens, subject to any prevailing hedge arrangements, the Group benefits from a cost improvement and vice versa.
During the year ended 30 June 2021 the Sterling/RON volatility ranged from the RON strengthening against Sterling by 5% to weakening by 5%.

	GBP/RON	Profit impact £’000	Equity impact £’000
June 30, 2021	5%	(820)	(510)
June 30, 2021	(5)%	766	476
During the year ended 30 June 2020, the Sterling/RON volatility ranged from the RON strengthening against Sterling by 6% to weakening by 7%.

	GBP/RON	Profit impact £’000	Equity impact £’000
June 30, 2020	6%	(587)	(522)
June 30, 2020	(7)%	722	641
Interest Rate Sensitivity
At 30 June 2021, the Group is not exposed to changes in market interest rates through bank borrowings on its revolving credit facility at variable interest rates, as the facility is not drawn.
Credit Risk Analysis
Credit risk is the risk that a counterparty fails to discharge an obligation to the Group. The Group is exposed to this risk for various financial instruments, including trade receivables. The Group’s maximum exposure to credit risk is limited to the carrying amount of financial assets recognised at 30 June, as summarised below:

	2021 £’00	2020 £’000
Cash and cash equivalents	£69,884	£101,327
Trade and other receivables	118,303	82,614
Total	£188,187	£183,941
The Group monitors defaults of clients and other counterparties, identified either individually, or by group, and incorporates this information into its credit risk controls. Where available at reasonable cost, external credit ratings and/or reports on clients and other counterparties are obtained and used.
Management considers that all financial assets that are not impaired or past due at the end of the applicable reporting period are of good credit quality. Some of the unimpaired trade receivables are generally past due as of the end of the applicable reporting period. Information on trade receivables past due but not impaired are as follows:

	2021 £’00	2020 £’000
Not more than 3 months	£10,671	£2,347
More than 3 months but not more than 6 months	4,883	1,329
More than 6 months but not more than 1 year	—	—
More than 1 year	—	—
Total	£15,554	£3,676
In respect of trade and other receivables, the Group is not exposed to any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics.
The Group’s trade receivables are from a large number of clients in various industries and geographical areas. Based on historical information about client default rates, management consider the credit quality of trade receivables that are not past due or impaired to be good.
The credit risk for cash and cash equivalents is considered negligible, since the counterparties are reputable banks with high quality external credit ratings.
Liquidity Risk Analysis
The Group manages its liquidity needs by monitoring scheduled debt servicing payments for long-term financial liabilities as well as forecast cash inflows and outflows due in day-to-day business. The data used for analysing these cash flows is consistent with that used in the contractual maturity analysis below. Liquidity needs are monitored in various time bands, on a day-to-day and week-to-week basis, as well as on a longer-term basis. Net cash requirements are compared to available borrowing facilities in order to determine headroom or any shortfalls. This analysis shows that available borrowing facilities are expected to be sufficient over the lookout period.
The Group’s objective is to maintain cash and marketable securities to meet its liquidity requirements for 30‑day periods at a minimum. This objective was met for all of the reporting periods presented.
The Group considers expected cash flows from financial assets in assessing and managing liquidity risk, in particular its cash resources and trade receivables. The Group’s existing cash resources and trade receivables exceed the current cash outflow requirements. Cash flows from trade and other receivables are all contractually due within six months.
As at 30 June 2021, the Group’s non-derivative financial liabilities had contractual maturities (including interest payments where applicable) as summarised below:

	Current 0 - 6 months £’000	Current 6 - 12 months £’000	Non-Current 1 - 5 years £’000	Non-Current +5 years £’000
Lease liabilities	£7,173	£6,324	£35,947	£14,241
Trade and other payables	78,634	—	—	—
Deferred consideration	624	—	9,370	—
Contingent consideration	—	5,718	—	—
Other liabilities	—	—	205	—
Total	£86,431	£12,042	£45,522	£14,241
There were no forward foreign currency options in place at 30 June 2021.
As at 30 June 2020, the Group’s non-derivative financial liabilities had contractual maturities (including interest payments where applicable) as summarised below:

	Current 0 - 6 months £’000	Current 6 - 12 months £’000	Non-Current 1 - 5 years £’000	Non-Current +5 years £’000
Lease liabilities	£5,652	£5,480	£30,643	£11,590
Trade and other payables	58,599	—	—	—
Deferred consideration	1,970	1,937	—	—
Contingent consideration	—	1,409	—	—
Other liabilities	—	—	136	—
Total	£66,221	£8,826	£30,779	£11,590